EXHIBIT 10.2


                           FORM OF LOCK-UP LETTER


 October 5, 1998


 [MATRIDIGM SHAREHOLDER]



 Millennium Holding Corp.
 c/o Zitel Corporation
 47211 Bayside Parkway
 Fremont, California  94538

 Dear Sirs:

           The undersigned understands that Zitel Corporation, a California corporation ("Zitel") and Millennium Holding Corp., a Delaware corporation, on the date hereof entered into that certain Agreement and Plan of Reorganization and Merger by and among Zitel, Millennium Holding Corp., Zenith Acquisition Corp., Millennium Acquisition I Corp. and MatriDigm (the "Merger Agreement") pursuant to which Zitel will acquire MatriDigm Corporation, a California corporation. Under the Merger Agreement, the undersigned will receive shares of Holdco Common Stock in exchange for shares of Company Common Stock held by the undersigned immediately prior to the Effective Time. Capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Merger Agreement.

           To induce Zitel to enter into the Merger Agreement, during the period commencing on the date hereof and ending (i) if the Merger is consummated prior to January 29, 1999, on the second trading day following the public announcement of the consolidated results of operations of Zitel and MatriDigm for the fiscal quarter ended March 31, 1999, and (ii) if the Merger is consummated after January 29, 1999, on the second trading day following the public announcement of the consolidated results of operations of Zitel and MatriDigm for the fiscal quarter ended June 30, 1999, the undersigned agrees not to (x) offer, pledge, sell, contract to sell, sell any option or contract to purchase, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Holdco Common Stock or any securities convertible into or exercisable or exchangeable for Holdco Common Stock (including, without limitation, shares of Holdco Common Stock or securities convertible into or exercisable or exchangeable for Holdco Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission) or (y) enter into any swap or other arrangement that transfers all or a portion of the economic consequences associated with the ownership of any Holdco Common Stock (regardless of whether any of the transactions described in clause
 (x) or (y) is to be settled by the delivery of Holdco Common Stock, or such other securities, in cash or otherwise), without the prior written consent of Salomon Smith Barney; provided, that during such period the undersigned may make gifts of shares of Holdco Common Stock or securities convertible into Holdco Common Stock upon the condition that the donees agree to be bound by the foregoing restriction in the same manner as it applies to the undersigned; and provided, further, that with respect to securities convertible into or exercisable or exchangeable for Holdco Common Stock, the undersigned may distribute such securities to its partners or members, as the case may be, so long as the recipients of such securities agree to be bound by the foregoing restriction in the same manner as it applies to the undersigned[; and provided, further, that during such period, the undersigned shall be entitled to sell only that number of shares of Holdco Common Stock required to extinguish the mortgage loan existing as of the date hereof on the undersigned's primary residence, it being understood that such proceeds are to be used solely to extinguish such mortgage loan and not for any other purpose whatsoever(1)].

           The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into the agreement set forth herein, and that, upon request, the undersigned will execute any additional documents necessary or desirable in connection with the enforcement hereof. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned.

                                            Very truly yours,


                                            __________________________
                                            (Name - Please Type)
                                            (Address)
                                            (Social Security or Taxpayer
                                            Identification No.)


-------------------
(1)  Franklin Chiang letter only.



                                                                 SCHEDULE I

 Number of shares of capital stock of MatriDigm owned:  ________


 Certificate Numbers:     __________
                          __________
                          __________


 Number of shares of Holdco Common Stock issuable upon exchange of such securities: ________